Exhibit 99.2
Westar Energy, Inc.
Fourth Quarter and Year-end 2015 Earnings
Released February 24, 2016

Cody VandeVelde
Director Investor Relations
785-575-8227
cody.vandevelde@WestarEnergy.com
NOTE:
The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2015 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended December 31,
	2015	2014	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$157,843	$164,522	$(6,679)	(4.1)
Commercial	161,640	165,082	(3,442)	(2.1)
Industrial	95,751	100,478	(4,727)	(4.7)
Other retail	(11,654)	(6,592)	(5,062)	(76.8)
Total Retail Revenues	403,580	423,490	(19,910)	(4.7)
Wholesale	68,869	102,003	(33,134)	(32.5)
Transmission	60,765	64,527	(3,762)	(5.8)
Other	12,751	6,419	6,332	98.6
Total Revenues	545,965	596,439	(50,474)	(8.5)
OPERATING EXPENSES:
Fuel and purchased power	101,561	166,077	(64,516)	(38.8)
SPP network transmission costs	57,392	55,713	1,679	3.0
Operating and maintenance	82,026	89,347	(7,321)	(8.2)
Depreciation and amortization	82,062	73,172	8,890	12.1
Selling, general and administrative	70,711	70,807	(96)	(0.1)
Taxes other than income	43,854	36,054	7,800	21.6
Total Operating Expenses	437,606	491,170	(53,564)	(10.9)
INCOME FROM OPERATIONS	108,359	105,269	3,090	2.9
OTHER INCOME (EXPENSE):
Investment earnings	3,372	3,414	(42)	(1.2)
Other income	866	4,956	(4,090)	(82.5)
Other expense	(3,899)	(4,196)	297	7.1
Total Other Income	339	4,174	(3,835)	(91.9)
Interest expense	42,682	45,043	(2,361)	(5.2)
INCOME BEFORE INCOME TAXES	66,016	64,400	1,616	2.5
Income tax expense	24,190	18,627	5,563	29.9
NET INCOME	41,826	45,773	(3,947)	(8.6)
Less: Net income attributable to noncontrolling interests	2,591	2,324	267	11.5
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$39,235	$43,449	$(4,214)	(9.7)
Earnings per common share, basic	$0.28	$0.33	$(0.05)	(15.2)
Diluted earnings per common share	$0.28	$0.32	$(0.04)	(12.5)
Weighted average equivalent common shares outstanding – basic (in thousands)	141,713	131,467	10,246	7.8
Weighted average equivalent common shares outstanding – diluted (in thousands)	142,057	134,522	7,535	5.6
DIVIDENDS DECLARED PER COMMON SHARE	$0.36	$0.35	$0.01	2.9
Effective income tax rate	36.64%	28.92%

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Twelve Months Ended December 31,
	2015	2014	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$768,618	$793,586	$(24,968)	(3.1)
Commercial	712,400	727,964	(15,564)	(2.1)
Industrial	400,687	414,997	(14,310)	(3.4)
Other retail	(17,155)	(24,180)	7,025	29.1
Total Retail Revenues	1,864,550	1,912,367	(47,817)	(2.5)
Wholesale	318,371	392,730	(74,359)	(18.9)
Transmission	241,835	256,838	(15,003)	(5.8)
Other	34,408	39,768	(5,360)	(13.5)
Total Revenues	2,459,164	2,601,703	(142,539)	(5.5)
OPERATING EXPENSES:
Fuel and purchased power	561,065	705,450	(144,385)	(20.5)
SPP network transmission costs	229,043	218,924	10,119	4.6
Operating and maintenance	330,289	367,188	(36,899)	(10.0)
Depreciation and amortization	310,591	286,442	24,149	8.4
Selling, general and administrative	250,278	250,439	(161)	(0.1)
Taxes other than income	156,901	140,302	16,599	11.8
Total Operating Expenses	1,838,167	1,968,745	(130,578)	(6.6)
INCOME FROM OPERATIONS	620,997	632,958	(11,961)	(1.9)
OTHER INCOME (EXPENSE):
Investment earnings	7,799	10,622	(2,823)	(26.6)
Other income	19,438	31,522	(12,084)	(38.3)
Other expense	(17,636)	(18,389)	753	4.1
Total Other Income	9,601	23,755	(14,154)	(59.6)
Interest expense	176,802	183,118	(6,316)	(3.4)
INCOME BEFORE INCOME TAXES	453,796	473,595	(19,799)	(4.2)
Income tax expense	152,000	151,270	730	0.5
NET INCOME	301,796	322,325	(20,529)	(6.4)
Less: Net income attributable to noncontrolling interests	9,867	9,066	801	8.8
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$291,929	$313,259	$(21,330)	(6.8)
Earnings per common share, basic	$2.11	$2.40	$(0.29)	(12.1)
Diluted earnings per common share	$2.09	$2.35	$(0.26)	(11.1)
Weighted average equivalent common shares outstanding – basic (in thousands)	137,958	130,015	7,943	6.1
Weighted average equivalent common shares outstanding – diluted (in thousands)	139,278	132,825	$6,453	4.9
DIVIDENDS DECLARED PER COMMON SHARE	$1.44	$1.40	$0.04	2.9
Effective income tax rate	33.50%	31.94%

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	December 31, 2015	December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,231	$4,556
Accounts receivable, net of allowance for doubtful accounts of $5,294 and $5,309, respectively	258,286	267,327
Fuel inventory and supplies	301,294	247,406
Prepaid expenses	16,864	15,793
Regulatory assets	109,606	105,549
Other	27,860	28,772
Total Current Assets	717,141	669,403
PROPERTY, PLANT AND EQUIPMENT, NET	8,524,902	8,162,908
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	268,239	278,573
OTHER ASSETS:
Regulatory assets	751,312	754,229
Nuclear decommissioning trust	184,057	185,016
Other	260,015	238,777
Total Other Assets	1,195,384	1,178,022
TOTAL ASSETS	$10,705,666	$10,288,906
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt of variable interest entities	$28,309	$27,933
Short-term debt	250,300	257,600
Accounts payable	220,969	219,351
Accrued dividends	49,829	44,971
Accrued taxes	83,773	74,356
Accrued interest	71,426	79,707
Regulatory liabilities	25,697	55,142
Other	106,632	90,571
Total Current Liabilities	836,935	849,631
LONG-TERM LIABILITIES:
Long-term debt, net	3,163,950	3,187,080
Long-term debt of variable interest entities, net	138,097	166,565
Deferred income taxes	1,591,430	1,445,851
Unamortized investment tax credits	209,763	211,040
Regulatory liabilities	267,114	288,343
Accrued employee benefits	462,304	532,622
Asset retirement obligations	275,285	230,668
Other	88,825	75,799
Total Long-Term Liabilities	6,196,768	6,137,968
COMMITMENTS AND CONTINGENCIES (See Notes 13 and 15)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 141,353,426 shares and 131,687,454 shares, respective to each date	706,767	658,437
Paid-in capital	2,004,124	1,781,120
Retained earnings	945,830	855,299
Total Westar Energy, Inc. Shareholders’ Equity	3,656,721	3,294,856
Noncontrolling Interests	15,242	6,451
Total Equity	3,671,963	3,301,307
TOTAL LIABILITIES AND EQUITY	$10,705,666	$10,288,906

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Twelve Months Ended December 31,
	2015	2014
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$301,796	$322,325
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	310,591	286,442
Amortization of nuclear fuel	26,974	26,051
Amortization of deferred regulatory gain from sale leaseback	(5,495)	(5,495)
Amortization of corporate-owned life insurance	19,850	20,202
Non-cash compensation	8,345	7,280
Net deferred income taxes and credits	151,332	151,451
Stock-based compensation excess tax benefits	(1,307)	(875)
Allowance for equity funds used during construction	(2,075)	(17,029)
Changes in working capital items:
Accounts receivable	9,042	(17,291)
Fuel inventory and supplies	(53,263)	(8,773)
Prepaid expenses and other	(23,145)	36,717
Accounts payable	6,636	6,189
Accrued taxes	13,073	6,596
Other current liabilities	(80,396)	(31,624)
Changes in other assets	2,199	6,378
Changes in other liabilities	30,386	35,811
Cash Flows from Operating Activities	714,543	824,355
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(700,228)	(852,052)
Purchase of securities - trust	(37,557)	(9,075)
Sale of securities - trust	37,930	11,125
Investment in corporate-owned life insurance	(14,845)	(16,250)
Proceeds from investment in corporate-owned life insurance	66,794	43,234
Investment in affiliated company	(575)	(8,000)
Other investing activities	(1,223)	(7,730)
Cash Flows used in Investing Activities	(649,704)	(838,748)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	(7,300)	122,406
Proceeds from long-term debt	543,881	417,943
Retirements of long-term debt	(635,891)	(427,500)
Retirements of long-term debt of variable interest entities	(27,933)	(27,479)
Repayment of capital leases	(2,591)	(3,340)
Borrowings against cash surrender value of corporate-owned life insurance	59,431	59,766
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(64,593)	(41,249)
Stock-based compensation excess tax benefits	1,307	875
Issuance of common stock	257,998	87,669
Distributions to shareholders of noncontrolling interests	(1,076)	(1,030)
Cash dividends paid	(186,120)	(171,507)
Other financing activities	(3,277)	(2,092)
Cash Flows (used in) from Financing Activities	(66,164)	14,462
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,325)	69
CASH AND CASH EQUIVALENTS:
Beginning of period	4,556	4,487
End of period	$3,231	$4,556

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
4th Quarter 2015 vs. 2014

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2014 earnings attributable to common stock			$43,449		$0.33

		Favorable/(Unfavorable)

	Gross Margin		12,363	A
	Operating and maintenance		7,321	B
	Depreciation and amortization		(8,890)	C
	Selling, general and administrative		96
	Taxes other than income taxes		(7,800)	D
	Other income (expense)		(3,835)	E
	Interest expense		2,361	F
	Income tax expense		(5,563)
	Net income attributable to noncontrolling interests		(267)
	Change in shares outstanding	(0.02)

2015 earnings attributable to common stock			$39,235		$0.28

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A
Due primarily to: estimated annual transmission margin increase of $11.2M; annual ECRR revenue increase of $10.8M; and general rate case impact of $9.0M; partially offset by 3.5% decrease in retail MWh sales partly due to extremely mild winter weather; and refund obligation for transmission revenues -- ($2.5M)

B	Due primarily to: lower transmission and distribution expense -- $6.4M; lower costs at coal-fired plants primarily due to planned outages -- $2.7M

C	Due primarily to property additions

D	Due primarily to an increase in property taxes (offset through increased prices) -- ($8.0M)

E	Due primarily to a decrease in equity AFUDC -- ($3.6M)

F	Due primarily to a decrease in long-term interest expense -- $4.7M; partially offset by reduction in debt AFUDC -- ($2.1M)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD December 2015 vs. 2014

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2014 earnings attributable to common stock			$313,259		$2.40

		Favorable/(Unfavorable)

	Gross Margin		(8,273)	A
	Operating and maintenance		36,899	B
	Depreciation and amortization		(24,149)	C
	Selling, general and administrative		161
	Taxes other than income		(16,599)	D
	Other income (expense)		(14,154)	E
	Interest expense		6,316	F
	Income tax expense		(730)
	Net income attributable to noncontrolling interests		(801)
	Change in shares outstanding	(0.13)

2015 earnings attributable to common stock			$291,929		$2.11

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A
Due primarily to: refund obligation for transmission revenues -- ($13.8M); lower energy marketing margins reflecting 2014 favorable market conditions -- ($11.2M); and 1.7% decrease in retail MWh sales partly due to milder winter weather and a few large industrial customers experienced reduced demand for their product; partially offset by estimated annual transmission margin increase of $11.2M, annual ECRR revenue increase of $10.8M, and general rate case impact of $9.0M

B
Due primarily to: lower transmission and distribution expense -- $14.8M; lower costs at coal-fired plants primarily due to planned outages -- $10.5M; and lower costs at Wolf Creek principally the result of scheduled outage in 2014 - $10.3M

C	Due primarily to property additions

D	Due primarily to an increase in property taxes (offset through increased prices) -- ($16.9M)

E	Due primarily to a decrease in equity AFUDC -- ($15.0M); partially offset by higher COLI -- $2.7M

F	Due primarily to a decrease in long-term interest expense -- $14.7M; partially offset by reduction in debt AFUDC -- ($8.5M)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended December 31,
	2015	2014	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$157,843	$164,522	$(6,679)	(4.1)
Commercial	161,640	165,082	(3,442)	(2.1)
Industrial	95,751	100,478	(4,727)	(4.7)
Other retail	3,675	3,561	114	3.2
Provision for rate refunds	(15,329)	(10,153)	(5,176)	(51.0)
Total Retail Revenues	403,580	423,490	(19,910)	(4.7)
Tariff-based wholesale	57,425	66,454	(9,029)	(13.6)
Market-based wholesale	11,444	35,549	(24,105)	(67.8)
Transmission	60,765	64,527	(3,762)	(5.8)
Other	12,751	6,419	6,332	98.6
Total Revenues	$545,965	$596,439	$(50,474)	(8.5)

Electricity Sales	(Thousands of MWh)
Residential	1,257	1,352	(95)	(7.0)
Commercial	1,713	1,729	(16)	(0.9)
Industrial	1,307	1,348	(41)	(3.0)
Other retail	20	22	(2)	(9.1)
Total Retail	4,297	4,451	(154)	(3.5)
Tariff-based wholesale	913	1,212	(299)	(24.7)
Market-based wholesale	763	1,386	(623)	(44.9)
Total wholesale	1,676	2,598	(922)	(35.5)
Total Electricity Sales	5,973	7,049	(1,076)	(15.3)

	(Dollars per MWh)
Total retail	$93.92	$95.14	$(1.22)	(1.3)
Tariff-based wholesale	$62.90	$54.83	$8.07	14.7
Market-based wholesale	$15.00	$25.65	$(10.65)	(41.5)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$80,475	$112,497	$(32,022)	(28.5)
Purchased power	40,232	44,590	(4,358)	(9.8)
Subtotal	120,707	157,087	(36,380)	(23.2)
RECA recovery and other	(19,146)	8,990	(28,136)	(313.0)
Total fuel and purchased power expense	$101,561	$166,077	$(64,516)	(38.8)

Electricity Supply	(Thousands of MWh)
Generated - Gas	181	298	(117)	(39.3)
Coal	3,139	4,326	(1,187)	(27.4)
Nuclear	1,267	1,253	14	1.1
Wind	121	111	10	9.0
Subtotal electricity generated	4,708	5,988	(1,280)	(21.4)
Purchased	1,585	1,324	261	19.7
Total Electricity Supply	6,293	7,312	(1,019)	(13.9)

	(Dollars per MWh)
Average cost of fuel used for generation	$17.09	$18.79	$(1.70)	(9.0)
Average cost of purchased power	$25.38	$33.68	$(8.30)	(24.6)
Average cost of fuel and purchased power	$19.18	$21.48	$(2.30)	(10.7)

Degree Days		2014/
	2015	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	57	52	5	9.6
Actual compared to 20 year average	57	39	18	46.2
Heating
Actual compared to last year	1,372	1,793	(421)	(23.5)
Actual compared to 20 year average	1,372	1,809	(437)	(24.2)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Twelve Months Ended December 31,
	2015	2014	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$768,618	$793,586	$(24,968)	(3.1)
Commercial	712,400	727,964	(15,564)	(2.1)
Industrial	400,687	414,997	(14,310)	(3.4)
Other retail	14,113	14,076	37	0.3
Provision for rate refunds	(31,268)	(38,256)	6,988	18.3
Total Retail Revenues	1,864,550	1,912,367	(47,817)	(2.5)
Tariff-based wholesale	244,949	270,868	(25,919)	(9.6)
Market-based wholesale	73,422	121,862	(48,440)	(39.7)
Transmission	241,835	256,838	(15,003)	(5.8)
Other	34,408	39,768	(5,360)	(13.5)
Total Revenues	$2,459,164	$2,601,703	$(142,539)	(5.5)

Electricity Sales	(Thousands of MWh)
Residential	6,364	6,580	(216)	(3.3)
Commercial	7,500	7,521	(21)	(0.3)
Industrial	5,502	5,601	(99)	(1.8)
Other retail	84	86	(2)	(2.3)
Total Retail	19,450	19,788	(338)	(1.7)
Tariff-based wholesale	4,631	5,204	(573)	(11.0)
Market-based wholesale	3,861	4,340	(479)	(11.0)
Total wholesale	8,492	9,544	(1,052)	(11.0)
Total Electricity Sales	27,942	29,332	(1,390)	(4.7)

	(Dollars per MWh)
Total retail	$95.86	$96.64	$(0.78)	(0.8)
Tariff-based wholesale	$52.89	$52.05	$0.84	1.6
Market-based wholesale	$19.02	$28.08	$(9.06)	(32.3)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$427,164	$510,892	$(83,728)	(16.4)
Purchased power	156,234	190,483	(34,249)	(18.0)
Subtotal	583,398	701,375	(117,977)	(16.8)
RECA recovery and other	(22,333)	4,075	(26,408)	(648.0)
Total fuel and purchased power expense	$561,065	$705,450	$(144,385)	(20.5)

Electricity Supply	(Thousands of MWh)
Generated - Gas	1,302	1,380	(78)	(5.7)
Coal	17,352	19,495	(2,143)	(11.0)
Nuclear	4,056	4,022	34	0.8
Wind	422	426	(4)	(0.9)
Subtotal electricity generated	23,132	25,323	(2,191)	(8.7)
Purchased	5,727	5,112	615	12.0
Total Electricity Supply	28,859	30,435	(1,576)	(5.2)

	(Dollars per MWh)
Average cost of fuel used for generation	$18.47	$20.18	$(1.71)	(8.5)
Average cost of purchased power	$27.28	$37.26	$(9.98)	(26.8)
Average cost of fuel and purchased power	$20.22	$23.05	$(2.83)	(12.3)

Degree Days		2014/
	2015	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,800	1,689	111	6.6
Actual compared to 20 year average	1,800	1,622	178	11.0
Heating
Actual compared to last year	4,079	5,025	(946)	(18.8)
Actual compared to 20 year average	4,079	4,667	(588)	(12.6)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		December 31, 2015		December 31, 2014
		(Dollars in Thousands)
Current maturities of long-term debt		$—		$—
Current maturities of long-term debt of VIEs		28,309		27,933
Long-term debt, net		3,163,950		3,187,080
Long-term debt of variable interest entities, net		138,097		166,565
Total debt		3,330,356	47.6%	3,381,578	50.6%
Common equity		3,656,721	52.2%	3,294,856	49.3%
Noncontrolling interests		15,242	0.2%	6,451	0.1%
Total capitalization		$7,002,319	100.0%	$6,682,885	100.0%

GAAP Book value per share		$25.87		$25.02
Period end shares outstanding (in thousands)		141,353		131,687

Outstanding Long-Term Debt

	CUSIP	December 31, 2015		December 31, 2014
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
5.15% Series due January 2017	95709TAB6	125,000		125,000
8.625% Series due December 2018	95709TAG5	—		300,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
3.250% Series due December 2025	95709TAL4	250,000		—
5.95% Series due January 2035	95709TAC4	—		125,000
5.875% Series due July 2036	95709TAE0	—		150,000
4.125% Series due December 2042	95709TAH3	550,000		550,000
4.10% Series due March 2043	95709TAJ9	430,000		430,000
4.625% Series due August 2043	95709TAK6	250,000		250,000
4.250% Series due December 2045	95709TAM2	300,000		—
		2,155,000		2,180,000
Pollution control bond series:
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
		75,500		75,500
Total Westar Energy		2,230,500		2,255,500

KGE
First mortgage bond series:
6.70%Series due June 2019	U24448AB5	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64%Series due May 2038	485260B#9	100,000		100,000
4.30% Series due July 2044	485260BM4	250,000		250,000
		875,000		875,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
4.85% Series due June 2013	121825CB7	50,000		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		96,440		96,440
Total KGE		971,440		971,440

Total long-term debt		3,201,940		3,226,940
Unamortized debt discount		(10,374)		(11,401)
Unamortized debt issuance expense		(27,616)		(28,459)
Long-term debt due within one year		—		—
Total long-term debt, net		$3,163,950		$3,187,080

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. In addition, SPP network transmission costs fluctuate due primarily to investments by us and other members of the SPP for upgrades to the transmission grid within the SPP RTO. As with fuel and purchased power costs, changes in SPP network transmission costs are mostly reflected in the prices we charge customers with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three and twelve months ended 2015 and 2014 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2015	2014	Change	2015	2014	Change
	(Dollars in Thousands)
Revenues	$545,965	$596,439	$(50,474)	$2,459,164	$2,601,703	$(142,539)
Less: Fuel and purchased power expense	101,561	166,077	(64,516)	561,065	705,450	(144,385)
SPP network transmission costs	57,392	55,713	1,679	229,043	218,924	10,119
Gross Margin	$387,012	$374,649	$12,363	$1,669,056	$1,677,329	$(8,273)

Gross margin	$387,012	$374,649	$12,363	$1,669,056	$1,677,329	$(8,273)
Less: Operating and maintenance expense	82,026	89,347	(7,321)	330,289	367,188	(36,899)
Depreciation and amortization expense	82,062	73,172	8,890	310,591	286,442	24,149
Selling, general and administrative expense	70,711	70,807	(96)	250,278	250,439	(161)
Taxes other than income tax	43,854	36,054	7,800	156,901	140,302	16,599
Income from operations	$108,359	$105,269	$3,090	$620,997	$632,958	$(11,961)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2015 should be read in conjunction with this financial information.

2016 Earnings Guidance

2016 EPS guidance range                                    $2.38 - $2.53

2016 Drivers:

•	Retail MWh sales up ≈50 bp

•	Normal weather

•	Modest price adjustments

◦	$78 million annual general rate increase effective October 28, 2015

◦	≈$22 million transmission margin

▪	FERC TFR and companion TDC, net of increase in SPP expenses

▪	Assumes 10.3% ROE (9.8% base + 0.5% RTO adder)

◦	≈$3 million for balance of 2015 ECRR rolled into base rates (5 months)

•	Combined O&M and SG&A expenses will be flat

◦	≈6% increase top line operating expense excluding fuel and depreciation

•	COLI proceeds ≈$16 million

•	Equity AFUDC increase ≈$10 million

•	Depreciation increase ≈$31 million

•	Effective tax rate 35-37%

•	Interest expense decrease ≈$5 million

•	Financing:

◦	No sale of additional equity

▪	Yearend average annual shares outstanding 142 million

◦	Debt issuance included in interest expense guidance

Forward-looking statements: Certain matters discussed in this document are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “driver,” “assumption,” “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2015 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; and (2) other factors discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

2016 – 2020 Capital Forecast

	Actual 2015	2016	2017	2018	2019	2020	2016 - 2020	
Generation	$293.4	$605.0	$197.1	$209.5	$188.2	$251.3	$1,451.1	
Nuclear Fuel	15.6	22.6	45.8	25.5	23.5	50.6	168.0	(a)
Transmission	158.6	224.9	267.3	251.7	247.1	255.0	1,246.0	(b)
Distribution	182.0	216.3	208.5	192.6	190.6	197.0	1,005.0	
Other	54.2	64.2	75.3	71.7	56.6	56.1	323.9	
Total	**$703.8**	**$1,133.0**	**$794.0**	**$751.0**	**$706.0**	**$810.0**	**$4,194.0**	

(a) Recover through the fuel adjustment clause
(b) Annual recovery through FERC Transmission Formula Rate and companion retail Transmission Delivery Charge

2016 – 2020 Capital Forecast

Westar Energy

2016 – 2020 Capital Forecast

Distribution
24%
Transmission
30%
Other
8%
4%
Nuclear Fuel
34%
Generation

2016 – 2020 Capital Forecast

Westar Energy.

Growing Dividend

- Dividend payout target of 60% - 75% of earnings
  - 2016 EPS guidance implies a 60% to 64% payout

$1.28
$1.32
$1.36
$1.40
$1.44
$1.52
2011
2012
2013
2014
2015
2016E
Indicated annual dividend

2016 Dividend Update

Westar Energy.